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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2001


                         ADAPTIVE BROADBAND CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)

        000-07428                                         94-1668412
   (Commission File No.)                       (IRS Employer Identification No.)


                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 451-3940




                          ---------------------------


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Item 2. Acquisition or Disposition of Assets.

     On November 2, 2001, Adaptive Broadband Corporation, Debtor and Debtor in Possession ("Debtor"), purchased substantially all of the assets, including goodwill, intellectual property rights, plant and equipment and records related to the AB-Access business (the "ABL Assets"), of its wholly owned subsidiary, Adaptive Broadband Limited, a company incorporated in England and Wales and currently in administration in England ("ABL"), with the business of ABL transferred to Debtor as a going concern pursuant to that certain Agreement for Sale of Business, dated November 2, 2001, by and among (1) Adaptive Broadband Limited (In Administration) and (2) Debtor and (3) Martin Fishman and Roy Bailey, joint administrators of ABL (the "ABL Agreement").

     Immediately thereafter, also on November 2, 2001, Debtor sold substantially all of its assets, including all of its fixed assets, machinery, equipment, claims and rights under certain executory contracts and unexpired leases, intellectual property rights, inventory, general intangibles, accounts receivable and the ABL Assets, to Moseley Associates, Inc. pursuant to that certain Asset Purchase Agreement, dated as of September 26, 2001, by and between Moseley Associates, Inc. and Debtor, as amended (the "Moseley Agreement") and an order of the U.S. Bankruptcy Court, Northern District of California, San Jose Division. Debtor received $7,500,000 in consideration for such assets, of which $1,000,000 was allocated and immediately paid to ABL for the purchase of the ABL Assets pursuant to the ABL Agreement. The ABL Agreement and the Moseley Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively.

Item 7. Exhibits.

     2.1 Agreement for Sale of Business, dated November 2, 2001, by and among (1) Adaptive Broadband Limited (In
            Administration) and (2) Debtor and (3) Martin Fishman and
            Roy Bailey.

     2.2 Asset Purchase Agreement, dated as of September 26, 2001, by and between Moseley Associates, Inc. and Adaptive Broadband Corporation.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ADAPTIVE BROADBAND CORPORATION

Dated:  November 7, 2001                By:      /s/ Elias Nader
                                           -----------------------------------
                                                  Elias Nader
                                                  Secretary

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                                INDEX TO EXHIBITS

        Exhibit
        Number     Description
        -------    -----------
        2.1        Agreement for Sale of Business, dated November 2, 2001, by and among (1) Adaptive Broadband Limited (In
                   Administration) and (2) Debtor and (3) Martin Fishman and
                   Roy Bailey.

        2.2 Asset Purchase Agreement, dated as of September 26, 2001, by and between Moseley Associates, Inc. and Adaptive Broadband Corporation.